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EXHIBIT 99.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of American Science & Engineering, Inc. a Massachusetts corporation (the "Company"), does hereby certify, to such officer's knowledge and belief, that: (1) the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ralph S. Sheridan
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Ralph S. Sheridan
Chief Executive Officer

August 14, 2002